Credit Agreement and Term Loan	12 Months Ended
Dec. 31, 2010
Credit Agreement and Term Loan [Abstract]
Credit Agreement and Term Loan
NOTE 7 — Credit Agreement and Term Loan
We have an Amended and Restated Senior Secured Credit Agreement, as amended, with a syndicate of financial institutions, which we refer to as the Credit Agreement. In addition to Aimco, the Aimco Operating Partnership and an Aimco subsidiary are also borrowers under the Credit Agreement.
As of December 31, 2010, the Credit Agreement consisted of $300.0 million of revolving loan commitments (an increase of $120.0 million from the revolving commitments at December 31, 2009). As of December 31, 2009, the Credit Agreement consisted of aggregate commitments of $270.0 million, consisting of the $90.0 million outstanding balance on our term loan and $180.0 million of revolving commitments. During 2010, we repaid in full the remaining balance on the term loan.
Borrowings under the revolving credit facility bear interest based on a pricing grid determined by leverage (either at LIBOR plus 4.25% with a LIBOR floor of 1.50% or, at our option, a base rate equal to the Prime rate plus a spread of 3.00%). The revolving credit facility matures May 1, 2013, and may be extended for an additional year, subject to certain conditions, including payment of a 35.0 basis point fee on the total revolving commitments. As of December 31, 2010, we had the capacity to borrow $260.3 million pursuant to our credit facility (after giving effect to $39.7 million outstanding for undrawn letters of credit).
The Credit Agreement includes customary financial covenants, including the maintenance of specified ratios with respect to total indebtedness to gross asset value, total secured indebtedness to gross asset value, aggregate recourse indebtedness to gross asset value, variable rate debt to total indebtedness, debt service coverage and fixed charge coverage; the maintenance of a minimum adjusted tangible net worth; and limitations regarding the amount of cross-collateralized debt. The Credit Agreement includes other customary covenants, including a restriction on distributions and other restricted payments, but permits distributions during any four consecutive fiscal quarters in an aggregate amount of up to 95% of our funds from operations for such period, subject to certain non-cash adjustments, or such amount as may be necessary to maintain our REIT status. We were in compliance with all such covenants as of December 31, 2010.
The lenders under the Credit Agreement may accelerate any outstanding loans if, among other things: we fail to make payments when due (subject to applicable grace periods); material defaults occur under other debt agreements; certain bankruptcy or insolvency events occur; material judgments are entered against us; we fail to comply with certain covenants, such as the requirement to deliver financial information or the requirement to provide notices regarding material events (subject to applicable grace periods in some cases); indebtedness is incurred in violation of the covenants; or prohibited liens arise.